PRASHANTH MAHENDRA-RAJAH, CFO Analog Devices, Inc. (ADI) Company Presentation Raymond James Conference, March 2021 ©2021 Analog Devices, Inc. All rights reserved.

Forward Looking Statements; Non-GAAP Reconciliations ► This presentation contains forward-looking statements, which address a variety of subjects including, for example, our statements regarding our proposed acquisition of Maxim Integrated Products, Inc. (“Maxim”); the impact of the COVID-19 pandemic on our business, financial condition and results of operations; expected revenue, operating margin, tax rate, earnings per share, and other financial results; expected market trends, market share gains, operating leverage, production and inventory levels; expected customer demand and order rates for our products and expected product offerings; product development; and marketing position. Statements that are not historical facts, including statements about our beliefs, plans and expectations, are forward-looking statements. Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward- looking statements: the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including any faltering in global economic conditions or the stability of credit and financial markets; erosion of consumer confidence and declines in customer spending; unavailability of raw materials, services, supplies or manufacturing capacity; changes in geographic, product or customer mix; changes in export classifications, import and export regulations or duties and tariffs; changes in our or Maxim’s estimates of our respective expected tax rates based on current tax law; our ability to successfully integrate Maxim’s businesses and technologies; the risk that the expected benefits and synergies of the proposed transaction and growth prospects of the combined company may not be fully achieved in a timely manner, or at all; adverse results in litigation matters, including the potential for litigation related to the proposed transaction; the risk that we or Maxim will be unable to retain and hire key personnel; the risk associated with the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; uncertainty as to the long-term value of our common stock; the diversion of management time on transaction-related matters; our ability to successfully integrate acquired businesses and technologies; and the risk that expected benefits, synergies and growth prospects of acquisitions may not be fully achieved in a timely manner, or at all. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including the risk factors contained in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances. ► Non-GAAP Reconciliations—This presentation includes non-GAAP financial measures that have been adjusted in order to provide investors with useful information regarding our results of operations, business trends and financial goals. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures can be found in the appendix. 2

ADI Powerfully Bridges the Physical and Digital Worlds Power RF Converters Amplifiers Physical World Digital World Power 3 Currently, 10% of enterprise-generated data is processed outside the cloud, and by 2025, this amount is expected to grow to 75%1 ... ADI will be a critical partner in the collection, curation, and communication of our customers’ edge data 1. Source: https://gartner.com/smarterwithgartner/what-edge-computing-means-for-infrastructure-and-operations-leaders/

ADI at a Glance

A leading global high-performance analog technology company

Founded	1965
Market Cap	~$58 billion
FY20 Revenue	>$5.6 billion
FY20 R&D	>$1 billion
FY20 FCF	>$1.8 billion (33% margin)
End Customers	>125,000
Employees	~16,000 across 30 countries
Patents	~3,600 US



Corporate Headquarters located in Wilmington, MA
Principal locations
Other locations

People Recognition

Forbes 2020 WORLD'S BEST EMPLOYERS POWERED BY STATISTA

Forbes **America's** Best Employers List

The Boston Globe GLOBE 100 THE TOP PLACES TO WORK

The Boston ***Globe's*** Top Places to Work

Innovation Recognition

THE SHINGO PRIZE

2020 Shingo Accreditation

Derwent Top 100 Global Innovator 2020 Clarivate Analytics

Derwent Top 100 Global Innovator

* Market cap figure is as of 2/23/21. Free Cash Flow is a non-GAAP measure and is defined as net cash provided by operating activities determined in accordance with GAAP, less additions to property, plant, and equipment, net. Free Cash Flow margin percentage represents free cash flow divided by revenue. See the appendix for a reconciliation of these adjusted measures to their most comparable GAAP measures. End Customer, Employee, and Patent numbers are as of October 31, 2020.

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ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

End-Market Breakdown

Consumer
Hearable & Wearable Devices
High-End Audio & Video
Portables

Automotive
Electrification
Infotainment
Autonomous Mobility

Communications
Wired/Optical Networking
Wireless


$5.6B
FY20 Revenue

Industrial
Aerospace and Defense
Energy
Factory Automation
Healthcare
Instrumentation

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Source: 2020 10-K.

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

Revenues Are Incredibly Sticky & Highly Diverse

FY20 Revenue by Product Age


>10yrs
Avg Product Age
>20yrs
10-20 yrs
5-9yrs
<5yrs

~50% of ADI revenue is derived from products 10 years or older

FY20 Revenue by Product


~45K
Products

~80% of ADI revenue is derived from products that individually contribute 0.1% or less

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

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Our Priorities are Driving ADI's Long-term Success

Strategic Priorities	Focus Areas
1 Deepening customer-centricity	• Strengthening customer engagement: customers enhancing software focus, leaving more of the increasingly complex hardware challenges to ADI • Partnering more deeply with customers to deliver complete solutions • Accelerating innovation engine to develop cutting-edge technologies… opportunity pipeline value achieved record levels in FY20
2 Deploying capital efficiently	• R&D investment of $1B+ with >95% targeted to attractive B2B • Extracting value from M&A to enhance scale & scope, creating destination for world's best analog talent: Maxim in FY21[1], LTC in FY17 & Hittite in FY15 • Return 100% of FCF via dividends & buybacks with 7-15% dividend CAGR outlook
3 Capitalizing on secular trends to expand addressable markets & drive diversified growth	• Automotive: Vehicle Electrification, Cabin Digitalization, Autonomous Mobility • Industrial: Industry 4.0, Digital Health, Space • Communications: Next-Gen Wireless (5G), Data Center • Consumer: Consumer IoT

1. ADI's acquisition of Maxim Integrated Products, Inc. has not yet closed and is subject to customary closing conditions, including receipt of certain non-U.S. regulatory approvals.

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ANALOG DEVICES
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ADI is a Top Tier Firm in a Top Tier Industry 8 1. ADI’s operating income, operating margin and free cash flow margin are presented on an adjusted basis and exclude special items. Please refer to the appendix for a reconciliation of these adjusted measures to their most comparable GAAP measures. ADI’s CAGR reflects the time period beginning in fiscal 2015 and ending in fiscal 2020. Philadelphia Semi Index and S&P 500 Index data sourced from Bloomberg. 2. Figures represent ADI’s fiscal 2020. Top 10% of S&P 500 Companies ADI Philadelphia Semi Index S&P 500 Index ADI Philadelphia Semi Index S&P 500 Index Operating Margin FCF MarginSales Operating Income 5 Year Revenue & Adjusted Operating Income CAGR1 Adjusted Operating & FCF Margins1,2 10% 11% 4% 14% 12% 3% 40% 27% 17% 33% 21% 14%

ADI Has a Track Record of Delivering for Shareholders Source: SOX, NASDAQ, S&P 500 annualized return percentages sourced from Bloomberg. Return calculation period is 12/1/93 to 2/23/219 Compounded Annualized Stock Return Since SOX Inception 16% 13% 12% 10% ADI SOX NASDAQ S&P 500

Enhancing Scale & Scope with Proposed Maxim Integrated Acquisition



Analog & Mixed Signal
Converter, amplifier, interface



Power Management
Voltage regulator, PMIC, supervisory



Radio Frequency
RF, microwave, mmWave



Digital & Sensors
DSP, MEMS, optical, MCU

ANALOG DEVICES maxim integrated

High performance analog portfolio

DC to 100GHz nanowatts to kilowatts, sensor to cloud

ANALOG DEVICES
Global high-performance analog technology provider


10,000+
Engineers
~$1.5B
R&D
investment[1]

maxim integrated
Premier signal processing & power management franchise

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Note: Pie charts by product represent illustrative relative size. Data center included in communications; computing included in consumer.

1. Based on FY19 reported financials for Analog Devices and trailing twelve months ending September 28, 2019 for Maxim Integrated

ANALOG DEVICES
AHEAD OF WHAT'S POSSIBLE™

People & Society 2020 Progress on Our Mission to “Engineer Good” 11 Climate • Significant progress against emission reduction targets… committed to reach net-zero no later than 2050 • First semiconductor company to issue a green bond – proceeds targeted toward green initiatives • Developing solutions with meaningful environmental benefits, such as battery management solutions, energy storage systems and more efficient communication networks • Expanded training & development programs & established employee- led networks to drive inclusion & engagement • Shifted production focus to healthcare technologies, supporting the medical community during COVID-19 • Supported global & local COVID-19 relief efforts with multi-million donations, including the Massachusetts General Hospital’s Vaccine & Immunotherapy Center Disclosure & Oversight • Published inaugural Corporate Responsibility Report… prepared in accordance with the Global Reporting Initiative • Reviewing evolving ESG disclosure frameworks (TCFD & SASB) to enhance transparency • Aligned sustainability activities & reporting with UN Sustainable Development Goals • Revised our Board practices for risk oversight to include cybersecurity at the Board level & ESG under the Nominating & Corp Gov Committee “Engineering Good” to protect & regenerate the environment, empower people & impact through engagement

Q&A 12

Appendix 13

GAAP to Non-GAAP Reconciliation 14 FY 20 FY 20 Revenue $5,603,056 Revenue $5,603,056 GAAP Gross Margin $3,690,478 Net Cash Provided by Operating Activities $2,008,487 GAAP Operating Expenses $2,192,234 % of Revenue 36% GAAP Operating Income $1,498,244 Capital Expenditures $165,692 GAAP Operating Margin 27% Free Cash Flow $1,842,795 Acquisition Related Expenses $623,635 Free Cash Flow % of Revenue 33% Restructuring Related Expenses $52,337 Acquisition Related Transaction Costs $20,098 Charitable Foundation Contribution $40,000 Adjusted Operating Income $2,234,314 Adjusted Operating Margin 40% Fiscal 2020 numbers are as reported. All dollar amounts are shown in 000s.

GAAP to Non-GAAP Reconciliation 15 FY 15 FY 20 GAAP Operating Income $830,841 GAAP Operating Income $1,498,244 Other Operating Expense $223,672 Acquisition Related Expenses $623,635 Acquisition Related Expenses $96,937 Restructuring Related Expenses $52,337 Acquisition Related Transaction Costs $10,016 Acquisition Related Transaction Costs $20,098 Stock Based Compensation $4,277 Charitable Foundation Contribution $40,000 Adjusted Operating Income $1,165,743 Adjusted Operating Income $2,234,314 FY 15 FY 20 CAGR Revenue $3,435,092 $5,603,056 10% Adjusted Operating Income $1,165,743 $2,234,314 14% Fiscal 2020 numbers are as reported. All dollar amounts are shown in 000s.